                                                                SUB-ITEM 77Q1(e)

                           FIFTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)


     This Fifth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco"), successor by merger to Invesco Aim Advisors, Inc..

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                      AIM COUNSELOR SERIES TRUST
                                      AIM EQUITY FUNDS
                                      AIM FUNDS GROUP
                                      AIM GROWTH SERIES
                                      AIM INTERNATIONAL MUTUAL FUNDS
                                      AIM INVESTMENT FUNDS
                                      AIM INVESTMENT SECURITIES FUNDS
                                      AIM SECTOR FUNDS
                                      AIM TAX-EXEMPT FUNDS
                                      AIM TREASURER'S SERIES TRUST
                                      AIM VARIABLE INSURANCE FUNDS
                                      SHORT-TERM INVESTMENTS TRUST


                                      By: /s/ John M. Zerr
                                          ------------------------------
                                      Title: Senior Vice President


                                      INVESCO ADVISERS, INC.

                                      By:  /s/ John M. Zerr
                                          ------------------------------
                                      Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST


PORTFOLIO                                                   EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Core Plus Bond Fund                                     June 2, 2009
AIM Floating Rate Fund                                     April 14, 2006
AIM Multi-Sector Fund                                     November 25, 2003
AIM Select Real Estate Income Fund                          March 9, 2007
AIM Structured Core Fund                                   March 31, 2006
AIM Structured Growth Fund                                 March 31, 2006
AIM Structured Value Fund                                  March 31, 2006
Invesco Balanced Fund                                     February 12, 2010
Invesco California Tax-Free Income Fund                   February 12, 2010
Invesco Dividend Growth Securities Fund                   February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                     February 12, 2010
Invesco Fundamental Value Fund                            February 12, 2010
Invesco Large Cap Relative Value Fund                     February 12, 2010
Invesco New York Tax-Free Income Fund                     February 12, 2010
Invesco S&P 500 Index Fund                                February 12, 2010
Invesco Van Kampen American Franchise Fund                February 12, 2010
Invesco Van Kampen Core Equity Fund                       February 12, 2010
Invesco Van Kampen Equity and Income Fund                 February 12, 2010
Invesco Van Kampen Equity Premium Income Fund             February 12, 2010
Invesco Van Kampen Growth and Income Fund                 February 12, 2010
Invesco Van Kampen Money Market Fund                      February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund      February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                  February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                    February 12, 2010


                                AIM EQUITY FUNDS



PORTFOLIO                                                  EFFECTIVE DATE        COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Capital Development Fund                                June 21, 2000
AIM Charter Fund                                            June 21, 2000
AIM Constellation Fund                                      June 21, 2000
AIM Disciplined Equity Fund                                 July 14, 2009
AIM Diversified Dividend Fund                             December 28, 2001
AIM Large Cap Basic Value Fund                              June 21, 2000
AIM Large Cap Growth Fund                                   June 21, 2000
AIM Summit Fund                                             July 24, 2000


                                 AIM FUNDS GROUP




FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Basic Balanced Fund                                   September 28, 2001
AIM European Small Company Fund                             August 30, 2000
AIM Global Core Equity Fund                                December 27, 2000
AIM International Small Company Fund                        August 30, 2000
AIM Mid Cap Basic Value Fund                               December 27, 2001
AIM Select Equity Fund                                       June 1, 2000
AIM Small Cap Equity Fund                                   August 30, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                AIM GROWTH SERIES



FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Basic Value Fund                                         June 5, 2000
AIM Global Equity Fund                                     September 1, 2001
AIM Mid Cap Core Equity Fund                               September 1, 2001
AIM Small Cap Growth Fund                                 September 11, 2000
Invesco Convertible Securities Fund                        February 12, 2010
Invesco Van Kampen Asset Allocation Conservative Fund      February 12, 2010
Invesco Van Kampen Asset Allocation Growth Fund            February 12, 2010
Invesco Van Kampen Asset Allocation Moderate Fund          February 12, 2010
Invesco Van Kampen Harbor Fund                             February 12, 2010
Invesco Van Kampen Leaders Fund                            February 12, 2010
Invesco Van Kampen Real Estate Securities Fund             February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                      February 12, 2010


                         AIM INTERNATIONAL MUTUAL FUNDS



FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Asia Pacific Growth Fund                                June 21, 2000
AIM European Growth Fund                                    June 21, 2000
AIM Global Growth Fund                                      June 21, 2000
AIM Global Small & Mid Cap Growth Fund                      June 21, 2000
AIM International Growth Fund                               June 21, 2000
AIM International Core Equity Fund                        November 25, 2003


                              AIM INVESTMENT FUNDS



FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Balanced-Risk Allocation Fund                           May 29, 2009
AIM China Fund                                             March 31, 2006
AIM Developing Markets Fund                               September 1, 2001
AIM Global Health Care Fund                               September 1, 2001
AIM International Total Return Fund                        March 31, 2006
AIM Japan Fund                                             March 31, 2006
AIM LIBOR Alpha Fund                                       March 31, 2006
AIM Trimark Endeavor Fund                                 November 4, 2003
AIM Trimark Fund                                          November 4, 2003
AIM Trimark Small Companies Fund                          November 4, 2003
Invesco Alternative Opportunities Fund                    February 12, 2010
Invesco Commodities Strategy Fund                         February 12, 2010
Invesco FX Alpha Plus Strategy Fund                       February 12, 2010
Invesco FX Alpha Strategy Fund                            February 12, 2010
Invesco Global Advantage Fund                             February 12, 2010
Invesco Global Dividend Growth Securities Fund            February 12, 2010
Invesco Health Sciences Fund                              February 12, 2010
Invesco International Growth Equity Fund                  February 12, 2010
Invesco Pacific Growth Fund                               February 12, 2010
Invesco Van Kampen Emerging Markets Fund                  February 12, 2010
Invesco Van Kampen Global Bond Fund                       February 12, 2010
Invesco Van Kampen Global Equity Allocation Fund          February 12, 2010

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Van Kampen Global Franchise Fund                  February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund  February 12, 2010
Invesco Van Kampen International Advantage Fund           February 12, 2010
Invesco Van Kampen International Growth Fund              February 12, 2010


                         AIM INVESTMENT SECURITIES FUNDS



FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Core Bond Fund                                         December 28, 2001
AIM Dynamics Fund                                          November 25, 2003
AIM Global Real Estate Fund                                 April 29, 2005
AIM High Yield Fund                                          June 1, 2000
AIM Income Fund                                              June 1, 2000
AIM Limited Maturity Treasury Fund                           June 1, 2000
AIM Money Market Fund                                        June 1, 2000
AIM Municipal Bond Fund                                      June 1, 2000
AIM Real Estate Fund                                      September 11, 2000
AIM Short Term Bond Fund                                    August 29, 2002
AIM U.S. Government Fund                                     June 1, 2000
Invesco High Yield Securities Fund                         February 12, 2010
Invesco Van Kampen Core Plus Fixed Income Fund             February 12, 2010
Invesco Van Kampen Corporate Bond Fund                     February 12, 2010
Invesco Van Kampen Government Securities Fund              February 12, 2010
Invesco Van Kampen High Yield Fund                         February 12, 2010
Invesco Van Kampen Limited Duration Fund                   February 12, 2010


                                AIM SECTOR FUNDS



FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
AIM Energy Fund                                           November 25, 2003
AIM Financial Services Fund                               November 25, 2003
AIM Gold & Precious Metals Fund                           November 25, 2003
AIM Leisure Fund                                          November 25, 2003
AIM Technology Fund                                       November 25, 2003
AIM Utilities Fund                                        November 25, 2003
Invesco Mid-Cap Value Fund                                February 12, 2010
Invesco Small-Mid Special Value Fund                      February 12, 2010
Invesco Special Value Fund                                February 12, 2010
Invesco Technology Sector Fund                            February 12, 2010
Invesco U.S. Mid Cap Value Fund                           February 12, 2010
Invesco U.S. Small Cap Value Fund                         February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund                     February 12, 2010
Invesco Value Fund                                        February 12, 2010
Invesco Value II Fund                                     February 12, 2010
Invesco Van Kampen American Value Fund                    February 12, 2010
Invesco Van Kampen Capital Growth Fund                    February 12, 2010
Invesco Van Kampen Comstock Fund                          February 12, 2010
Invesco Van Kampen Enterprise Fund                        February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                    February 12, 2010
Invesco Van Kampen Small Cap Value Fund                   February 12, 2010
Invesco Van Kampen Technology Sector Fund                 February 12, 2010
Invesco Van Kampen Utility Fund                           February 12, 2010
Invesco Van Kampen Value Opportunities Fund               February 12, 2010

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                              AIM TAX-EXEMPT FUNDS



FUND                                                            EFFECTIVE DATE        COMMITTED UNTIL*
----------------------------------------------------------     -----------------     ------------------
AIM High Income Municipal Fund                                   June 1, 2000
AIM Tax-Exempt Cash Fund                                         June 1, 2000
AIM Tax-Free Intermediate Fund                                   June 1, 2000
Invesco Municipal Fund                                         February 12, 2010
Invesco Tax-Exempt Securities Fund                             February 12, 2010
Invesco Van Kampen California Insured Tax Free Fund            February 12, 2010
Invesco Van Kampen High Yield Municipal Fund                   February 12, 2010
Invesco Van Kampen Insured Tax Free Income Fund                February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income Fund     February 12, 2010
Invesco Van Kampen Municipal Income Fund                       February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund               February 12, 2010



                          AIM TREASURER'S SERIES TRUST


FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
Premier Portfolio                                          November 25, 2003
Premier Tax-Exempt Portfolio                               November 25, 2003
Premier U.S. Government Money Portfolio                    November 25, 2003


                          AIM VARIABLE INSURANCE FUNDS



FUND                                                                EFFECTIVE DATE        COMMITTED UNTIL*
-------------------------------------------------------------     -------------------    -------------------
AIM V.I. Basic Balanced Fund                                           May 1, 2000
AIM V.I. Basic Value Fund                                         September 10, 2001
AIM V.I. Capital Appreciation Fund                                    May 1, 2000
AIM V.I. Capital Development Fund                                     May 1, 2000
AIM V.I. Core Equity Fund                                             May 1, 2000
AIM V.I. Diversified Income Fund                                      May 1, 2000
AIM V.I. Dynamics Fund                                              April 30, 2004
AIM V.I. Financial Services Fund                                    April 30, 2004
AIM V.I. Global Health Care Fund                                    April 30, 2004
AIM V.I. Global Real Estate Fund                                    April 30, 2004
AIM V.I. Government Securities Fund                                   May 1, 2000
AIM V.I. High Yield Fund                                              May 1, 2000
AIM V.I. International Growth Fund                                    May 1, 2000
AIM V.I. Large Cap Growth Fund                                     September 1, 2003
AIM V.I. Leisure Fund                                               April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                                 September 10, 2001
AIM V.I. Money Market Fund                                            May 1, 2000
AIM V.I. PowerShares ETF Allocation Fund                           October 22, 2008
AIM V.I. Small Cap Equity Fund                                     September 1, 2003
AIM V.I. Technology Fund                                            April 30, 2004
AIM V.I. Utilities Fund                                             April 30, 2004
Invesco V.I. Dividend Growth Fund                                  February 9, 2010
Invesco V.I. Global Dividend Growth Fund                           February 9, 2010

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                                       February 12, 2010
Invesco V.I. Income Builder Fund                                   February 12, 2010
Invesco V.I. S&P 500 Index Fund                                    February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund                       February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund                February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund       February 12, 2010
Invesco Van Kampen V.I. Capital Growth Fund                        February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                              February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund                     February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund      February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund                   February 12, 2010
Invesco Van Kampen V.I. Government Fund                            February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund                     February 12, 2010
Invesco Van Kampen V.I. High Yield Fund                            February 12, 2010
Invesco Van Kampen V.I. International Growth Equity Fund           February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                        February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                         February 12, 2010
Invesco Van Kampen V.I. Value Fund                                 February 12, 2010


                          SHORT-TERM INVESTMENTS TRUST



FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-----------------------------------------------------     ------------------    ------------------
Government & Agency Portfolio                              June 1, 2000
Government TaxAdvantage Portfolio                          June 1, 2000
Liquid Assets Portfolio                                    June 1, 2000
STIC Prime Portfolio                                       June 1, 2000
Tax-Free Cash Reserve Portfolio                            June 1, 2000
Treasury Portfolio                                         June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.